UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2015

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140

(Address of principal executive offices) (zip code)

513-360-4704

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02	Unregistered Sales of Equity Securities

On July 13, 2015 (the “Issuance Date”), Workhorse Group Inc. (the “Company”) completed the sale of a Convertible Note (“Cardinal Note”) in the principal amount $250,000 to Cardinal Capital Group, Inc. (“Cardinal Group”).  The Cardinal Note has an Original Issue Discount (“OID”) of $25,000 and carries a one-time interest charge of 12% payable on the entire principal amount.  The Cardinal Note matures on July 13, 2017 (“Maturity Date”).

The Cardinal Note may be prepaid in whole or in part, at any time during the period beginning on the Closing Date and ending on the date which is 120 days following the issue date, beginning at 120% of the outstanding principal and accrued interest during the first 90 days and 140% between days 90 and 120 after the Closing Date.  The Cardinal Note may not be prepaid after 120 days from the Closing Date without written consent of Cardinal Group.

The Cardinal Note is convertible into The Company’s common stock, at Cardinal Group’s option, at the lesser of (a) $0.20 or (b) 60% of the lowest trade occurring during the twenty five (25) consecutive trading days immediately preceding the applicable conversion date.  The conversion price is subject to proportional adjustment in the event of stock splits, stock dividends, and similar corporate events.

The Cardinal Group has agreed to restrict its ability to convert the Cardinal Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 9.99% of the then issued and outstanding shares of common stock.  The sale of the Cardinal Note was completed on July 7, 2015. The Cardinal Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of the Company.  The Cardinal Note also provides for penalties and rescission rights if the Company does not deliver shares of its common stock upon conversion within the required timeframes.

The Cardinal Note was offered and sold to the investor in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 (the “Securities Act”) and/or Rule 506 promulgated under the Securities Act. Cardinal Group is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

4.1	$250,000 Convertible Note, dated July 13, 2015, issued to Cardinal Capital Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: July 17, 2015	By:	/s/ Julio Rodriguez
	Name: Title:	Julio Rodriguez CEO

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